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                                                                   EXHIBIT 10.49

                      SECOND AMENDMENT TO THIRD AMENDED AND
                            RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Second Amendment") is dated as of December 7, 1997, between CHICO'S FAS, INC., a Florida corporation (the "Borrower"), and NATIONSBANK, N.A., a national banking association (successor by merger to NCNB National Bank of Florida and NationsBank of Florida, N.A. and NationsBank, N.A. (South)) (the "Bank").

                                   BACKGROUND

         Borrower and Bank executed a Third Amended and Restated Credit Agreement dated December 30, 1995 and a First Amendment thereto dated September 15, 1996 (collectively, the "Agreement"). Pursuant to the provisions of the Agreement, Bank established a $2,000,000.00 renewal working capital line of credit (the "Renewal First Working Capital Line") and a $4,000,000.00 renewal documentary letter of credit facility (the "Letter of Credit Line").

         Borrower has now requested the: (1) renewal of the Renewal First Working Capital Line, and (2) renewal of the Letter of Credit Line. Bank has agreed to the request of Borrower on the terms and conditions of this Amendment.

                                      TERMS

         NOW, THEREFORE, in consideration of the foregoing and the promises contained herein, the parties agree as follows:

         1. DEFINED TERMS. Any capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

         2. RENEWAL FIRST WORKING CAPITAL LINE. Subject to the terms and conditions of the Agreement, as amended by this Amendment, the Renewal First Working Capital Line is hereby renewed in the maximum principal amount of $2,000,000.00. The Renewal First Working Capital Line will expire on May 31, 1999, at which time all indebtedness thereunder will be due and payable in full. Interest shall be payable monthly in arrears. The Renewal First Working Capital Line will be evidenced by a $2,000,000.00 renewal promissory note of Borrower in form and substance satisfactory to Bank (the "Renewal First Working Capital Line Note").

         3. RENEWAL LETTER OF CREDIT LINE. Subject to the terms and conditions of the Agreement, as amended by this Amendment, the Letter of Credit Line is hereby renewed in the maximum principal amount of $4,000,000.00 (the "Renewal Letter of Credit Line"). The Renewal Letter of Credit Line will expire on May 31, 1999, at which time all indebtedness thereunder will be due and payable in full. Interest shall be payable monthly in arrears. The Renewal Letter of Credit Line shall be evidenced by a $4,000,000.00 renewal promissory note of Borrower in form and substance satisfactory to Bank (the "Renewal Letter of Credit Line Note"). Bank will not make any Advances of funds to Borrower under the Renewal Letter of Credit Line unless the Renewal First Working Capital Line is fully funded. Subject to the foregoing, the Bank agrees to make Advances of funds to Borrower under the Renewal Letter of Credit Line upon receipt of written request therefor from Borrower, upon and subject to the terms and conditions set forth herein and in the Agreement, so long as (a) the Renewal First Working Capital Line


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is fully funded, (b) there has occurred no Default or Event of Default, and (c)
the sum of all outstanding unpaid Advances does not exceed the Borrowing Base.

         4. AFFIRMATION OF COLLATERAL DOCUMENTS. Payment of the Renewal First Working Capital Line Note and the Renewal Letter of Credit Line Note shall be and is hereby secured by all Collateral described in Article III of the Agreement. Borrower ratifies and confirms the provisions of the Agreement and the Security Agreement with respect to the Collateral and agrees to execute or otherwise provide to Bank any and all modifications, financing statements, and other agreements or consents reasonably required by Bank now or in the future in connection therewith. Borrower will execute or otherwise provide to Bank any and all modifications, financing statements, and other agreements or consents required by Bank now or in the future in connection therewith.

         5. AMENDED PROVISIONS. Subject to the conditions set forth in paragraph 7 hereof, the Agreement shall be and hereby is further amended, effective as of the date hereof, as follows:

                 (a) The definition of "Certificate of Deposit" in Section 1.1 of the Agreement is hereby replaced with the following definition:

                 "Certificate of Deposit" means the Certificate of Deposit from time to time issued or to be issued to Borrower by Bank, and pledged by Borrower to Bank as collateral, together with all proceeds and replacements thereof, the principal amount of which shall be reduced to $1,000,000.00 in January, 1998.

                 (b) The definition of "Consolidated Tangible Net Worth" in
         Section 1.1 of the Agreement is hereby replaced with the following definition:

                 "Consolidated Net Worth" means the depreciated book value amount of all assets of the Borrower and its Subsidiaries, with no adjustment from and after December 31, 1988 due to revaluation, depreciation, reserves or otherwise, and after elimination of any intercompany transactions, less:

                     (i)   treasury stock;

                     (ii) advances to employees, officers, directors, stock-holders or affiliates of the Borrower or any Subsidiary of the Borrower in excess of aggregate advances of $50,000.00; and

                     (iii) Consolidated Total Liabilities minus Subordinated
                           Debt.

                 (c) The definition of "Pledge" in Section 1.1 of the Agreement is hereby replaced with the following definition:

                 "Pledge" means the collateral Assignment of Certificate of Deposit, pursuant to which Borrower has pledged or will pledge to Bank the Certificate of Deposit, as has been executed or will be executed by Borrower in favor of Bank.

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                 (d) The definition of "Termination Date" in Section 1.1 of the
         Agreement is hereby replaced with the following definition:

                 "Termination Date" means May 31, 1999, with respect to the indebtedness evidenced by the Renewal First Working Capital Line Note and the Renewal Letter of Credit Line Note.

                 (e) The definition of "Applicable Margin" is hereby added to
         Section 1.1 of the Agreement, as follows:

                 "Applicable Margin" means the following per annum percentages applicable in the following situations:


                  Applicability                                                 Applicable Margin
                  -------------                                                 -----------------
                  (i)    If the Consolidated Debt Coverage                               0%
                         Ratio is greater than or equal to 1.75,
                         and the Current Ratio is equal to or
                         greater than 1.75

                  (ii)   If the Consolidated Debt Coverage                            0.50%
                         Ratio is greater than or equal to
                         1.30 but is less than 1.75, and the
                         Current Ratio is less than 1.75

                  (iii)  If the Consolidated Debt Coverage                            1.00%
                         Ratio is less than 1.30


                 The Applicable Margin payable by the Borrower shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by the relevant ratios.

                 (f) The definition of "Current Ratio" is hereby added to
Section 1.1 of the Agreement, as follows:

                 "Current Ratio" means the ratio of Consolidated Current Assets to Consolidated Current Liabilities.

                 (g) Each reference to "Letter of Credit Line" shall be deemed to refer to the Renewal Letter of Credit Line, wherever such reference appears in the Agreement. Each reference to "Letter of Credit Line Note" shall be deemed to refer to the Renewal Letter of Credit Line Note, wherever such reference appears in the Agreement.

                 (h) Section 3.3 of the Agreement is hereby replaced with the following:


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                 3.3 Certificate of Deposit. The full and timely payment of the
         Liabilities (with the exception of (i) the Amended and Restated Mortgage, Security Agreement and assignment of Rents and Leases dated as of January 4, 1996, by Borrower and originally delivered to Founders National Trust Bank and currently held by Bank, as amended from time to time, (ii) the related Loan Agreement dated as of January 4, 1996, as amended from time to time, and (iii) the related $5,587,500 Amended, Renewal and Consolidated Replacement Promissory Note Agreements, as amended, replaced and/or renewed from time to time), whether now existing or hereafter arising, will be secured by the Certificate of Deposit as pledged or to be pledged to Bank pursuant to the Pledge, which will grant to Bank a continuing first lien in the property described therein.

                 (i) Effectively retroactively to September 14, 1996, the number "$3,000.000.00" in Section 4.1(e) is replaced with the number "$4,000,000.00"

                 (j) Section 6.16 of the Agreement is hereby replaced with the following:

                 6.16 Liabilities to Net Worth. Maintain a ratio of
         Consolidated Total Liabilities to Consolidated Net Worth of not greater than 1.00 to 1.00 at the end of each fiscal quarter.

                 (k) Section 6.18 of the Agreement is hereby replaced with the following:

                 6.18 Consolidated Net Worth.

                           (a)      As of January 31, 1998, maintain a
                                    Consolidated Net Worth of at least
                                    $16,000,000.00.

                           (b) At the end of each fiscal year thereafter, maintain a Consolidated Net Worth at least equal to the sum of: (i) the required Consolidated Net Worth for the immediately preceding fiscal year end plus (ii) fifty percent (50%) of Borrower's net income for the current fiscal year.

                           (c) At the end of each fiscal quarter, maintain a Consolidated Net Worth at least equal to the required Consolidated Net Worth for the immediately preceding fiscal year end.

         6. EXPENSES. Without limiting the provisions of the Agreement, Borrower covenants and agrees to pay all costs and expenses of Bank in connection with the closing of the transactions evidenced hereby, including, but not limited to, Bank's reasonable attorneys' fees, recording or filing costs or expenses, intangible taxes, documentary stamps, surtax and other revenue fees, and similar items.

         7. LOAN AGREEMENT, RATIFICATION, NO NOVATION. The Renewal First Working Capital Line Note and the Renewal Letter of Credit Line Note each shall be deemed issued pursuant to and shall be subject to the terms of the Agreement, as amended hereby, except as may be expressly modified or supplemented hereby or by the terms of such notes, together with this Amendment, shall each be deemed to be a "Loan Document" for the purposes of the Agreement and hereof. Except as expressly modified or supplemented hereby, the Loan Documents and all agreements, instruments, and documents executed or delivered pursuant thereto have remained and shall remain at all times in full force and effect in accordance with their respective terms, and have not been novated by the provisions of this Amendment.


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         8.      REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment and to perform the transactions described herein, Borrower hereby represents and warrants to Bank that Borrower has re-examined the Agreement and on and as of the date hereof:

                 (a) The representations and warranties made by the Borrower in
Article V of the Agreement (except that the financial statements referred to in Section 5.03 shall be those most recently furnished to the Bank pursuant to
Section 6.01) are correct and complete as of the date of this Amendment, except to the extent written waivers have been provided by the Bank;

                 (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower since the date of the most recent financial reports of the Borrower received by the Bank under Section 6.01 thereof, other than changes in the ordinary course of business; and

                 (c) No event has occurred and no condition exists that, upon the consummation of the transaction contemplated hereby, constitutes a default or an Event of Default on the part of the Borrower under the Agreement or any Note, either immediately or with the lapse of time or the giving of notice, or both.

         9. CONDITIONS PRECEDENT. The obligation of the Bank to continue to make the Loans from and after the date of this Amendment and to continue to issue Letters of Credit under the Agreement are subject to the conditions precedent set forth in the Agreement and the additional conditions precedent that the Bank shall have received, on the date of this Amendment in form and substance satisfactory to the Bank, the following:

                 (a) Executed originals of each of the Loan Documents, together with all schedules and exhibits thereto in form and substance satisfactory to the Bank (it being understood that the Loan Documents shall also include this Amendment, the Renewal First Working Capital Line Note and the Renewal Letter of Credit Line Note);

                 (b) Favorable written opinion of counsel to the Borrower dated the date of this Amendment, addressed to the Bank and satisfactory to Holland & Knight LLP, counsel to the Bank;

                 (c) Resolutions of the board of directors of the Borrower certified by its secretary or assistant secretary as of the date of this Amendment, approving and adopting the Loan Documents to be executed by the Borrower in connection with this Amendment;

                 (d) All fees payable by the Borrower on the date of this Amendment to Bank; and

                 (e) Such other documents, instruments, certificates, and opinions as the Bank may reasonably request on or before the date of this Amendment in connection with the consummation of the transactions contemplated hereby.

         10. NO WAIVER BY BANK. The execution of this Amendment and the new Loan Documents shall not constitute a waiver of any default or Event of Default in the Agreement or any other Loan Document existing on the date hereof, nor shall it eliminate any right which Bank may otherwise have to accelerate the indebtedness subject to the Agreement by virtue of any default or Event of Default.

         11. RELIANCE UPON, SURVIVAL OF, AND MATERIALITY OF REPRESENTATIONS AND WARRANTIES, AGREEMENTS, AND COVENANTS. All representations and warranties, agreements, and covenants made by

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Borrower herein are material and shall be deemed to have been relied upon by
Bank, notwithstanding any investigation heretofore or hereafter made by Bank, shall survive the execution and delivery of this Amendment, and shall continue in full force and effect so long as any indebtedness is owed by Borrower to Bank.

         12. COOPERATION, FURTHER ASSURANCES. Borrower agrees to cooperate with Bank so that the interests of Bank are protected and the intent of the Loan Documents and this Amendment can be effectuated. Borrower agrees to execute whatever further documents and to provide whatever further assurances Bank may reasonably request or deem necessary to effectuate the terms of the Renewal First Working Capital Line, the Renewal Letter of Credit Line, and this Amendment.

         13. ESTOPPEL AND RELEASE. Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of such party as against Bank with respect to any of the Loan Documents, any collateral therefor, or any other aspect of the transactions contemplated by the Agreement or the Loan Documents. In connection with the foregoing, Borrower hereby releases and discharges Bank, its subsidiaries, affiliates, directors, officers, employees, attorneys, agents, successors, and assigns from any and all rights, claims, demands, actions, causes of action, suits, proceedings, agreements, contracts, judgments, damages, debts, duties, liabilities, or obligations of any kind or character, including without limitation such claims and defenses as fraud, mistake, and usury, whether in law or in equity, known or unknown, choate or inchoate, which it has had, now has, or hereafter may have, arising under or in any manner relating to, whether directly or indirectly, the Loan Documents, any collateral therefor or guaranties thereof, or any other aspect of the transactions contemplated thereby, from the beginning of time until the date hereof.

         14. COURSE OF DEALING; AMENDMENT; SUPPLEMENTAL AGREEMENTS. No course of dealing between the parties hereto shall be effective to amend, modify, or change any provision of this Amendment or the other Loan Documents. This Amendment, the Agreement and the other Loan Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the party against whom such change is to be enforced. The parties hereto may, subject to the provisions of this Section, from time to time, enter into written agreements supplemental hereto for the purpose of adding any provision to this Amendment or the other Loan Documents or changing in any manner the rights and obligations of the parties hereunder. Any such supplemental agreement in writing shall be binding upon the parties thereto.

         15. HEADINGS. The titles and headings preceding the text of the paragraphs of this Amendment have been inserted solely for convenience of reference and shall neither constitute a part of this Amendment nor affect its meaning, interpretation, or effect.


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:                                CHICO'S FAS, INC.,
                                          a Florida corporation


/s/
   ------------------------------
                                          By:/s/ Charles J. Kleman
                                             ---------------------------------
/s/                                          Charles J. Kleman,
   ------------------------------            Executive Vice President-Finance


                                          NATIONSBANK, N.A.,
                                          a national banking association



                                          By: /s/ Karen O. Hanlon
                                             ----------------------------------
                                             Karen O. Hanlon,
                                             Assistant Vice President





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